UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc.

1155 Metcalfe Street, Suite 800

Montreal, Quebec

Canada H3B 5H2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 18, 2008, Abitibi-Consolidated Company of Canada (“ACCC”), an indirect subsidiary of AbitibiBowater Inc. (the “Company”), distributed (i) unaudited consolidated financial statements of Abitibi-Consolidated Inc. (“Abitibi”), a subsidiary of the Company (the “Financial Statements”), and (ii) a preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations (“Preliminary MD&A”) of Abitibi. The Financial Statements and the Preliminary MD&A of Abitibi are furnished herewith as Exhibits 99.1 and 99.2, respectively.

On March 19, 2008, certain officers of the Company are expected to make a presentation utilizing the slides (the “Company Presentation”) furnished herewith as Exhibit 99.3.

The information contained in the Financial Statements and the Preliminary MD&A are preliminary in nature and subject to change. The Company Presentation is summary in nature and is intended to be considered in the context of Abitibi’s and the Company’s filings with the Securities and Exchange Commission and the other public announcements that are made, by press release or otherwise, from time to time. The Preliminary MD&A and the Company Presentation contain forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in the Preliminary MD&A and the Company Presentation and the Company cautions investors not to place undue reliance on the forward-looking statements contained in the Preliminary MD&A and the Company Presentation. Certain of this information has not previously been made publicly available by the Company and may be deemed material. The information in the Company Presentation also updates certain information previously reported by the Company.

The information contained in this Current Report on Form 8–K, including Exhibits 99.1, 99.2 and 99.3, is furnished pursuant to Item 7.01 of Form 8–K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8–K and furnishing the information contained herein, including Exhibits 99.1, 99.2 and 99.3 the Company makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited Consolidated Financial Statements of Abitibi-Consolidated Inc.

99.2	Preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abitibi-Consolidated Inc.

99.3	Company Presentation (March 19, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/s/ William G. Harvey
Name:	William G. Harvey
Title:	Senior Vice President, Chief Financial Officer

Dated: March 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Consolidated Financial Statements of Abitibi-Consolidated Inc.

99.2	Preliminary Management’s Discussion and Analysis of Financial Condition and Results of Operations of Abitibi-Consolidated Inc.

99.3	Company Presentation (March 19, 2008)